POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Philip W. Coolidge, James E. Hoolahan, James B. Craver, Barbara M. O'Dette, Donald S. Rumery, Thomas
M. Lenz, Molly S. Mugler, and Susan Jakuboski, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The 59 Wall Street Trust and The 59 Wall Street Fund, Inc. (the "Companies") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Companies to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of August, 1994.


                                            /s/DAVID M. SEITZMAN
                                            -------------------------------
                                            David M. Seitzman

                                POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints James E. Hoolahan, James B. Craver, Barbara M. O'Dette, Donald S. Rumery, Thomas M. Lenz, Molly S. Mugler, and Susan Jakuboski, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The 59 Wall Street Trust and The 59 Wall Street Fund, Inc. (the "Companies") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Companies to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange
Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of August, 1994.


                                            /s/PHILIP W. COOLIDGE
                                            -------------------------------
                                            Philip W. Coolidge

                                POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Philip W. Coolidge, James E. Hoolahan, James B. Craver, Barbara M. O'Dette, Donald S. Rumery, Thomas
M. Lenz, Molly S. Mugler, and Susan Jakuboski, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The 59 Wall Street Trust and The 59 Wall Street Fund, Inc. (the "Companies") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Companies to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of August, 1994.


                                            /s/CLIFFORD A. CLARK
                                            -------------------------------
                                            Clifford A. Clark

                                POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Philip W. Coolidge, James E. Hoolahan, James B. Craver, Barbara M. O'Dette, Donald S. Rumery, Thomas
M. Lenz, Molly S. Mugler, and Susan Jakuboski, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The 59 Wall Street Trust and The 59 Wall Street Fund, Inc. (the "Companies") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Companies to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of August, 1994.


                                            /s/H.B. ALVORD
                                            -------------------------------
                                            H.B. Alvord

                                POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Philip W. Coolidge, James E. Hoolahan, James B. Craver, Barbara M. O'Dette, Donald S. Rumery, Thomas
M. Lenz, Molly S. Mugler, and Susan Jakuboski, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The 59 Wall Street Trust and The 59 Wall Street Fund, Inc. (the "Companies") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Companies to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 23rd day of August, 1994.


                                            /s/RICHARD L. CARPENTER
                                            -------------------------------
                                            Richard L. Carpenter

                                POWER OF ATTORNEY


        The undersigned hereby constitutes and appoints Philip W. Coolidge, James E. Hoolahan, Molly S. Mugler, and Susan Jakuboski, and each of them, with full powers of substitution as his true and lawful attorneys and agents to execute in his name and on his behalf in any and all capacities the Registration Statements on Form N-1A, and any and all amendments thereto, filed by The 59 Wall Street Trust and The 59 Wall Street Fund, Inc. (the "Companies") with the Securities and Exchange Commission under the Investment Company Act of 1940 and the Securities Act of 1933 and any and all instruments which such attorneys and agents, or any of them, deem necessary or advisable to enable the Companies to comply with such Acts, the rules, regulations and requirements of the Securities and Exchange Commission, and the securities or Blue Sky laws of any state or other jurisdiction, and the undersigned hereby ratifies and confirms as his own act and deed any and all acts that such attorneys and agents, or any of them, shall do or cause to be done by virtue hereof. Any one of such attorneys and agents have, and may exercise, all of the powers hereby conferred.

        IN WITNESS WHEREOF, the undersigned has hereunto set his hand this 29th day of October, 1996.


                                            JOHN R. ELDER
                                            -------------------------------
                                            /S/ John R. Elder